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                                  EXHIBIT 99.1

                            AGREEMENT OF JOINT FILING

Crescent International Limited, DMI Trust and GreenLight (Switzerland) SA agree that the schedule 13G to which this Agreement is attached, and all future amendments to such Schedule 13G, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-l (k)(l) under the Securities Exchange Act of 1934, as amended. This agreement may be executed in any number of counterparts, each of which shall be deemed to be in original, but all of which together shall constitute one and the same instrument.

                           Date: February 5, 2004

                           CRESCENT INTERNATIONAL LIMITED

                           By: GreenLight (Switzerland) SA, as Attorney-in-Fact

                           By: /s/ Mel Craw
                               -------------------------------------------
                               Name: Mel Craw
                               Title: Authorized Signatory

                           By: /s/ Maxi Brezzi
                               -------------------------------------------
                               Name: Maxi Brezzi
                               Title: Authorized Signatory

                           DMI TRUST

                           By: GreenLight (Switzerland) SA, as Attorney-in-Fact

                           By: /s/ Mel Craw
                               -------------------------------------------
                               Name: Mel Craw
                               Title: Authorized Signatory

                           By: /s/ Maxi Brezzi
                               -------------------------------------------
                               Name: Maxi Brezzi
                               Title: Authorized Signatory

                           GREENLIGHT (SWITZERLAND) SA

                           By: /s/ Mel Craw
                               -------------------------------------------
                               Name: Mel Craw
                               Title: Managing Director

                           By: /s/ Maxi Brezzi
                               -------------------------------------------
                               Name: Maxi Brezzi
                               Title: Director